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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - September 29, 2000
                        (Date of Earliest Event Reported)



                                  CONSECO, INC.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-9250

        Indiana                                              35-1468632
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(State of Incorporation)                                  (I.R.S. Employer
                                                          Identification No.)



11825 N. Pennsylvania Street, Carmel, IN                          46032
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         (Address of principal                                   Zip Code
           executive offices)


       Registrant's telephone number, including area code: (317) 817-6100


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ITEM 5.       OTHER EVENTS.

         Letter to Institutional Shareholders
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Conseco, Inc. ("Conseco") has mailed a letter to certain large institutional shareholders containing information from an analyst presentation made on September 25, 2000 ("Shareholder Letter"). Conseco has previously filed the materials presented at such analyst presentation with the Securities and Exchange Commission (the "Commission") as exhibits to a Form 8-K filed on September 27, 2000 with the Commission and a Form 8-K/A filed on September 28, 2000 with the Commission. A Form of the Shareholder Letter is attached as an exhibit hereto.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

                  (c)      Exhibits..

                           99.1 Form of Shareholder Letter dated September 29, 2000.




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                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONSECO, INC.



                                   By:/s/  James S. Adams
                                      ---------------------------------
                                      Name: James S. Adams
                                      Title:Senior Vice President, Chief
                                            Accounting Officer and
                                            Treasurer



Dated: October 2, 2000







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                                  EXHIBIT INDEX



Exhibit No.                          Description
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    99.1          Form of Shareholder Letter dated September 29, 2000.









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